VAA

                       APPLICATION FOR VARIABLE ANNUITY IN
                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                 NEW YORK, N.Y.

--------------------------------------------------------------------------------
1.    Name of Proposed Annuitant


      First       Middle      Last


--------------------------------------------------------------------------------
2.    Date of Birth

      Month   Day   Year


--------------------------------------------------------------------------------
3.
    Sex:  [__] Male  [__] Female


--------------------------------------------------------------------------------
4.    Residence Address         No. of Years __________

      Street and No. __________________________________

      City _______________ State ______ Zip Code ______

      Social Security
      Number:          [__][__][__]   [__][__]   [__][__][__][__]


--------------------------------------------------------------------------------
5.    Annuity Applied For:
      First Investors Life Variable Annuity Fund ______
      Purchase Payment $ ______________   Check if IRA [__]


--------------------------------------------------------------------------------
6.     Will the proposed Contract replace any existing life insurance
       or annuity contracts?       Yes [__]  No [__]
      (If "Yes," list company, plan, year issued in Remarks)


--------------------------------------------------------------------------------
7.    Primary Beneficiary (Full Name) and Relationship


      Contingent Beneficiary, if any, and Relationship


         Except  as  otherwise  directed:  (A) the  proceeds  are to be  divided equally among all surviving persons who are named as Primary Beneficiary, but if none survive, equally among all surviving persons who are named as Contingent Beneficiary and (B) the right to change the beneficiary is reserved.


--------------------------------------------------------------------------------
8a. Proposed Annuitant will be Owner of Contract unless otherwise indicated below.

      Name of Owner:    First       Middle      Last


--------------------------------------------------------------------------------
8b.   Owner              Date of Birth:  Month___ Day___ Year___

      Residence Add:
      Street and No.     _______________________________________

      City _______________ State ______ Zip Code _______________

      Relationship _____________________________________________

      Social Security
      Number:          [__][__][__]   [__][__]   [__][__][__][__]


--------------------------------------------------------------------------------
9.    Maturity Date:             [__] Contract Anniversary Age [90]

                                 [__] Other ___________________

      Cannot be deferred beyond first Contract anniversary following Annuitant's 90th birthday.


--------------------------------------------------------------------------------
10. Select the Subaccounts and the percentage of payment to be allocated to each:

                                  Subaccount        %

      Up to 5 Subaccounts         __________      _____
      can be selected             __________      _____
                                  __________      _____
                                  __________      _____
                                  __________      _____

      Each % must be a whole
      number not less than 10%    __________      _____


--------------------------------------------------------------------------------
11.   Remarks (Include any special instructions)




--------------------------------------------------------------------------------
THE CONTRACT APPLIED FOR SHALL NOT BECOME EFFECTIVE UNTIL THIS APPLICATION HAS BEEN ACCEPTED BY THE COMPANY AT ITS HOME OFFICE. THIS APPLICATION WILL NOT BE ACCEPTED UNLESS THE OWNER HAS RECEIVED THE PROSPECTUS OF THE UNDERLYING MUTUAL FUND AND THE PROSPECTUS OF THE FIRST INVESTORS LIFE INSURANCE COMPANY VARIABLE ANNUITY FUND. MONEY TRANSMITTED TO THE COMPANY WITH THIS APPLICATION SHALL NOT BE APPLIED UNDER THE CONTRACT UNTIL THIS APPLICATION HAS BEEN ACCEPTED IN THE MANNER PRESCRIBED ABOVE.

Receipt of a current prospectus describing the sales charges and the variable annuity contract issued by First Investors Life Insurance Company and a current prospectus of the underlying mutual fund which describes the pertinent data concerning the fund, is acknowledged.

$_______ received with application and receipt given.

THE CONTRACTUAL PAYMENTS OR VALUES UNDER THE VARIABLE ANNUITY PROVISIONS OF THE CONTRACT BEING APPLIED FOR ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS. THE ACCUMULATION VALUES UNDER THE VARIABLE ACCUMULATION PROVISIONS OF THE CONTRACT BEING APPLIED FOR ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

Dated at  ____________________________  this _______ day of ________ 19__
              City           State

                                  Signature of
Witness _________________________ Proposed Annuitant ____________________

                                  Signature of Owner ____________________
                                      (If other than Proposed Annuitant)


-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -

            ALL PURCHASE PAYMENT CHECKS MUST BE MADE PAYABLE TO THE
            INSURANCE COMPANY DO NOT MAKE CHECK PAYABLE TO THE AGENT
                            OR LEAVE THE PAYEE BLANK.
       Receipt to be given when any payment is collected with Application

Received from _____________ the sum of $____ being the first full _____ payment to purchase an annuity contract on the life of ______________ for which an Application bearing the same number and date as this receipt is on this day made to First Investors Life Insurance Company.

                         (Representative must sign here) _______________________

Dated at _______________________ this ____ day of ________________ 19,__

--------------------------------------------------------------------------------
THIS QUESTION MUST BE ANSWERED BY AGENT
To the best of my knowledge,  a replacement  of life  insurance or an annuity
is [__]        [__] is not involved in this transaction.
--------------------------------------------------------------------------------




Commissions will be paid only to the agent whose signature appears below. If there are two agents, both must sign.





__________________     _____________   __________  ____    _______    __________
Signature of Agent     Name of Agent   Ident. No.          Manager    Ident. No.


__________________     _____________   __________  ____    _______    __________
Signature of Agent     Name of Agent   Ident. No.          Manager    Ident. No.